                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - January 8, 1996

Dear Shareholders,

The bond market and the stock markets continued their winning ways in the second half of our fiscal year. The continued easing of the Federal Reserve has allowed a continuing decline in interest rates causing a sharp gain in bond prices and triggering a significant rally in the stock market. The financial markets have been dynamic in 1995, we think 1996 will be a year finding good stock selection most important. Interest rates are moving more slowly now than over the last few months; we continue to watch them carefully.

The smooth throttling of the country's economic engine is a difficult task. Inflation is under control and, if a danger lurks, a no growth economy is the bigger threat. Heavy consumer debt, sluggish job growth, and a poor Christmas selling season are indicators of underlying problems which may result in slow economic performance in 1996. We shall be watching closely.

We eliminated cyclical stocks Champion International, Aluminum Company of America, Phelps Dodge, and Cummins Engine because we detected some slowness creeping into the economy. Later statistics supported this interpretation and made us happy we had sold.

Your fund paid a capital gain of 79.3 cents per share for 1995 and a dividend of 5.2 cents per share for the fourth quarter. The Fund's total return was 26.58% over fiscal 1995 in comparison with an increase of 36.93% in the Standard and Poor's 500 Index*.

We face the new year with caution, but remain alert to opportunities.

                                            Very truly yours,
                                            /s/ Donald H. Baxter
                                            Donald H. Baxter
                                            President

Comparison of the change in value of $10,000 investment in the Philadelphia Fund and the Standard and Poors 500 Index*

The printed report shows a line graph with the following points.
              PHILADELPHIA   S&P
              FUND           INDEX
 5/01/87**    $10,000        $10,000
11/30/87      $ 8,423        $ 8,137
11/30/88      $10,006        $10,032
11/30/89      $13,726        $13,124
11/30/90      $11,921        $12,664
11/30/91      $12,361        $15,238
11/30/92      $15,074        $18,049
11/30/93      $17,849        $19,868
11/30/94      $16,569        $20,079
11/30/95      $20,972        $27,495

     Average Annual Total Returns as of 11/30/95

                         1 YEAR   5 YEARS  Since 5/1/87
                         -----------------------------
N.A.V. Only              26.58%   11.96%   9.01%
S.E.C. Standardized      26.58%   11.96%   7.89%

           Past performance is not predictive of future performance.

 * The Standard & Poors 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the
   change in value of the stocks   in the index and reinvestment of dividends.

** Mr. Donald H. Baxter became the Fund's portfolio manager on May 1, 1987.
   Previous periods during which the Fund was advised by another investment advisor are not shown.

PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER  30, 1995

Shares                                                               Value
-------                                                           -----------
                            COMMON STOCKS - 71.3 %
                                BANKS - 16.3 %

 55,000  Bankers Trust NY Inc.  ...............................   $ 3,568,125
 20,000  Intercontinental Bank of Miami, Fla...................       597,500
155,000  PNC Bancorp. .........................................     4,533,750
 30,000  Wells Fargo & Co.  ...................................     6,307,500
                                                                  -----------
                                                                   15,006,875
                                                                  -----------
                               BEVERAGES - 7.8 %

 95,000  Coca Cola Co..........................................     7,196,250
                                                                  -----------
                           CABLE TELEVISION - 1.2 %

 60,000 *Tele - Communications Inc. Class "A"...................    1,110,000
                                                                  -----------
                            COMMUNICATIONS - 10.5 %

  8,216  Bell Atlantic Corp. ...................................      517,608
140,000  Comcast Corp. Class"A".................................    2,686,250
140,000  Comcast Corp. Special Class "A"........................    2,765,000
 68,000  SBC Communications Inc. ...............................    3,672,000
                                                                  -----------
                                                                    9,640,858
                                                                  -----------
                                DEFENSE - 5.5 %

 85,000  General Dynamics Corp..................................    5,068,125
                                                                  -----------
                             ENTERTAINMENT - .4 %

15,000  *Liberty Media Group....................................      420,000
                                                                  -----------
                          FINANCIAL SERVICES - 9.4 %

100,000  American Express Corp..................................    4,250,000
 40,000  Federal National Mortgage Association..................    4,380,000
                                                                  -----------
                                                                    8,630,000
                                                                  -----------
                               INSURANCE - 5.1 %

 52,500  American International Group...........................    4,711,875
                                                                  -----------
                                 METALS - .5 %

 49,286 *Tung Ho Steel Enterprise Corp. (Note 6) ...............      443,574
                                                                  -----------
                              PUBLISHING - 6.5 %

 40,000  Dun & Bradstreet.......................................    2,495,000
 30,000  Readers Digest.........................................    1,507,500

Shares                                                               Value
-------                                                           -----------
 20,000  Time - Warner Inc......................................  $   800,000
  4,000  Washington Post........................................    1,216,000
                                                                  -----------
                                                                    6,018,500
                                                                  -----------
                     REAL ESTATE INVESTMENT TRUSTS - .1 %

 15,000  Taubman Centers Inc....................................      140,625
                                                                  -----------

                      SPECIALIZED CONSUMER GOODS - 3.0 %

110,500  Jostens Inc............................................    2,734,875
                                                                  -----------
                                TOBACCO - 5.0 %

140,000  UST Inc................................................    4,567,500
                                                                  -----------

         Total Value of Common Stocks (cost $45,105,766)........   65,689,057
                                                                  -----------

Principal
 Amount
---------
                      U.S. GOVERNMENT OBLIGATIONS - 8.3 %

$5,000M  U.S. Treasury Bond, 13 3/4% due 08/15/04
         (cost $6,814,003)......................................    7,687,500
                                                                  -----------
                      SHORT-TERM CORPORATE NOTES - 19.3 %

 2,700M  American Express Credit Corp 5.70% due 12/28/95........    2,700,000
 3,050M  Chevron Capital Corp 5.55% due 12/21/95  ..............    3,050,000
 3,140M  Ford Motor Credit Corp 5.74% due 12/14/95  ............    3,140,000
 2,900M  General Electric Credit Corp 5.65% due 1/04/96  .......    2,900,000
 3,170M  Heller Credit Corp 5.65% due 12/14/95  ................    3,170,000
 2,800M  Texaco Credit Corp 5.65% due 12/07/95  ................    2,800,000
                                                                  -----------
         Total Value of Short-Term Corporate Notes
         ( cost $17,760,000) ...................................   17,760,000
                                                                  -----------

Total Value of Investments (cost $69,679,769)...........   98.9%   91,136,557
Other Assets, less Liabilities..........................    1.1       967,801
                                                          ------  -----------
Net Assets.............................................   100.0%  $92,104,358
                                                          ======  ===========

* Non-income producing security

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1995

ASSETS
      Investments in securities, at value
        (identified cost $69,679,769) (Note 1A).....             $91,136,557
      Cash..........................................                 209,260
      Receivables:
           Investments sold  .......................$1,000,555
           Dividends and interest  .................   303,072
           Capital stock sold  .....................     9,855
      Other assets..................................     6,821     1,320,303
                                                    ----------   ------------
         TOTAL ASSETS...............................              92,666,120


LIABILITIES
      Payables:
            Investments purchased ..................   449,050
            Capital stock redeemed .................     8,581
      Accrued advisory and administrative fees......    75,308
      Other accrued expenses........................    28,823
                                                    ----------
         TOTAL LIABILITIES..........................                 561,762
                                                                 ------------
NET ASSETS..........................................             $92,104,358
                                                                 ============
NET ASSETS CONSIST OF:
      Capital paid in...............................             $60,750,519
      Undistributed net investment income ..........                 605,605
      Accumulated net realized gain on
        investment transactions.....................               9,291,446
      Net unrealized appreciation in value of invest              21,456,788
                                                                 ------------
         TOTAL......................................             $92,104,358
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($92,104,358 / 11,786,414 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                   $7.81
                                                                       =====

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 1995

INVESTMENT INCOME
  Income:
      Interest..............................    $1,611,861
      Dividends.............................     1,375,839
                                                ----------
            TOTAL INCOME....................                  $ 2,987,700

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       644,614
      Distribution plan expenses ...........       221,237
      Administrative fee ...................       214,871
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        65,426
      Professional fees.....................        59,715
      Director fees and expenses............        49,699
      Fund accounting expense...............        38,245
      Custodian fees........................        37,135
      Insurance.............................        19,618
      Registration fees.....................        12,000
      Reports and notices to shareholder....         9,586
      Other expenses........................        20,610
                                                ----------
        TOTAL EXPENSES......................     1,392,756
        Less: Custodian fees paid indirectly         2,082
                                                ----------
               NET EXPENSES ................                    1,390,674
                                                               ----------
        INVESTMENT INCOME-NET...............                    1,597,026

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Notes 3 and 7):
      Net realized gain on investment
        securities..........................     9,292,398
      Net unrealized appreciation of
        investment securities...............     9,387,056
                                                ----------
        Net gain on investments.............                   18,679,454
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $20,276,480
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS - Years Ended November 30, 1995 and 1994


                                                      1995           1994
                                                   -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income............................. $ 1,597,026    $ 1,614,071
Net realized gain (loss) on investment securities.   9,292,398
(78,025)
Net unrealized appreciation (depreciation)
  investment securities...........................   9,387,056     (8,017,723)
                                                   -----------    -----------
     Net increase (decrease) in net assets
       resulting from operations..................  20,276,480     (6,481,677)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................  (1,280,825)    (1,695,567)
Net realized gain on investments..................  (  330,486)    (7,744,588)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets resulting from
  capital share transactions (Note 2).............  (6,786,135)     1,865,068
                                                   -----------    -----------
     Net increase (decrease) in net assets........  11,879,034    (14,056,764)

NET ASSETS
Beginning of year.................................  80,225,324     94,282,088
                                                   -----------    -----------
End of year (including undistributed net
  investment income of $1,013,164 and $696,963,
  respectively.................................... $92,104,358    $80,225,324
                                                   ===========    ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on November 30, 1995. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Other - the Fund distributes its net investment income quarterly and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.


2. CAPITAL STOCK
   At November 30, 1995 there were 11,786,414 shares outstanding. Transactions in capital stock were as follows:

                               1995                     1994
                      -----------------------  ----------------------
                        Shares       Amount      Shares      Amount
                      ----------  -----------  ---------   ----------
Capital stock sold...     54,667  $   373,567     124,152  $  829,140
Capital stock issued
in reinvestment of
distributions .......    219,149    1,467,768   1,299,334   9,001,187
Capital stock
redeemed............. (1,244,257)  (8,627,470) (1,200,127) (7,965,259)
                      -----------  ----------  ---------- -----------
Net increase
(decrease)...........   (970,441) $(6,786,135)    223,359 $ 1,865,068
                      =========== ============ ========== ===========


3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 1995, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $32,112,185 and $29,528,237 respectively. Purchases and sales of long-term United States Government obligations aggregated $12,846,660 and $32,177,344 respectively.

                            PHILADELPHIA FUND, INC.

    At November 30, 1995, the cost of investments for Federal income tax purposes was $69,679,769. Accumulated net unrealized appreciation on investments was $21,456,788 consisting of $21,824,765 gross unrealized appreciation and $367,977 gross unrealized depreciation.


4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment Advisor and the Administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on the Fund's month-end net asset values.

    Pursuant to California regulations, BFC has agreed to reimburse the Fund if and to the extent that the Fund's aggregate operating expenses (exclusive of interest, taxes, brokerage commissions, distribution plan expenses and extraordinary expenses) exceed any limitation on expenses applicable to the Fund in California. The reimbursement is limited to the yearly total of the advisory and administrative fees. For the year ended November 30, 1995, no reimbursement was required.

    During the year ended November 30, 1995, directors of the Fund who are not affiliated with BFC received directors fees aggregating $36,725 and the fund paid legal fees of $1,288 to Parson & Brown. Donald P. Parson, a partner of the firm, is a director of the Fund. Thomas J. Flaherty a director and former officer of the Fund receives a monthly pension from the Fund which amounted to $12,500 for the year ended November 30, 1995.

    The Fund's Custodian has provided credits in the amount of $2,082 against custodian charges based on the uninvested cash balance of the Fund. Had these cash balances been invested (rather than offsetting custodian charges) they could have been used to produce income. The Fund maintains cash balances as part of normal operations to meet shareholder redemptions and other liabilities.


5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly.

                            PHILADELPHIA FUND, INC.

    A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which includes advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions or problems regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund Shareholders with similar services.

    The remainder of the fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.


6. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the fiscal year. A distribution of $.845 a share, consisting of $.793 from realized gains and $.052 from ordinary income was declared on December 11, 1995. The distribution is payable on December 29, 1995 to the shareholders of record on December 26, 1995.


7. OPTIONS WRITTEN BY THE FUND
    At December 1, 1994, the Fund had no option contracts outstanding. During the year ended November 30, 1995 the Fund wrote 60 option contracts for which it received premiums aggregating $10,680. All 60 option contracts expired during the year. There were no outstanding options held by the Fund at November 30, 1995.

                          PHILADELPHIA FUND, INC.

                            FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratio to average net assets and other supplemental data for each year indicated.

PER SHARE DATA                                                  Year  Ended  November  30,
--------------                         -----------------------------------------------------------------------------
                                        1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year...  $6.29    $7.52    $6.52    $5.41    $5.34    $7.23    $5.51    $6.38    $9.23    $9.13

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................   0.14     0.13     0.13     0.09     0.10     0.17     0.15     0.08     0.14     0.22
Net Gains or Losses on Securities
  (both realized & unrealized) ......   1.51    (0.61)    1.05     1.09     0.10    (0.99)    1.84     0.92    (0.48)    0.93
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total From Investment Operations.....   1.65    (0.48)    1.18     1.18     0.20    (0.82)    1.99     1.00    (0.34)    1.15
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income................   0.10     0.13     0.10     0.07     0.13     0.18     0.11     0.10     0.16     0.22
Net Realized Gains...................   0.03     0.62     0.08     ---      ---      0.89     0.16     1.77     2.35     0.83
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions..................   0.13     0.75     0.18     0.07     0.13     1.07     0.27     1.87     2.51     1.05
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, End of Year.........  $7.81    $6.29    $7.52    $6.52    $5.41    $5.34    $7.23    $5.51    $6.38    $9.23
                                       ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

TOTAL RETURN (%).....................  26.58    (7.17)   18.41    21.94     3.69   (13.14)   37.17    18.79    (5.65)   13.67
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)..................... $92,104  $80,225  $94,282  $85,782  $81,758  $87,410  $110,182 $91,333  $89,009  $109,621


Ratio to Average Net Assets:
  Expenses (%).......................   1.62     1.67     1.60     1.79     1.61     1.19     0.95     0.90     0.87     0.83
  Net Investment Income (%)..........   1.86     1.89     1.81     1.37     1.73     2.95     2.02     1.50     1.83     2.37


Portfolio Turnover Rate (%)..........     59       28       24       39       49       43        9       16      152      147

                        See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at November 30, 1995, and the results of its operations, changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.

                                            TAIT, WELLER & BAKER

                                            Philadelphia, Pennsylvania
                                            December 22, 1995

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, VicePresident/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON
ROBERT A. UTTING


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (407)395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A. P.O. Box 640110 Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
24 West Carver Street Location #00150 Huntington, NY 11743


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
TAIT, WELLER & BAKER, Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                             ANNUAL
                                                          REPORT

                                                    November 30, 1995

                [LOGO]




                                                     Established 1923
You will find important information
about Philadelphia Fund - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. Its is not
authorized for distribution to
prospective shareholder unless preceded
or accompanied by an effective prospectus.